                           PLAN INVESTMENT FUND, INC.
                                   PROSPECTUS


                                 April 26, 2000


     Plan Investment Fund is a mutual fund which is open only to members and licensees of the Blue Cross and Blue Shield Association and certain related organizations. The Fund offers participation certificates in three separate investment portfolios:

     - The Government/REPO Portfolio -- a money market fund which seeks a high level of current income by investing in U.S. Government obligations and repurchase agreements relating to such obligations.

     - The Money Market Portfolio -- a money market fund which seeks a high level of current income by investing in U.S. Government, bank and commercial obligations.

     - The Short-Term Portfolio -- which seeks to maximize total return consistent with the protection of principal by investing in U.S. Government, bank and commercial obligations. The Short-Term Portfolio is not a money market fund.

     For information or new account applications, call BCS Financial Services Corporation (collect) at (312) 951-7700. To place purchase or redemption orders, or to request yield information, call PFPC Inc. at (800) 821-9771.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
RISK/RETURN SUMMARY.........................................      3
  Investment Objectives.....................................      3
  Principal Investment Strategies...........................      3
  Principal Risks...........................................      4
  Performance Information...................................      5
  Fees and Expenses.........................................      8

INVESTMENT OBJECTIVES AND STRATEGIES........................      9

PRINCIPAL RISK FACTORS......................................     11

MANAGEMENT OF THE FUND......................................     12

SHAREHOLDER INFORMATION.....................................     14
  Pricing of Participation Certificates.....................     14
  Purchase of Participation Certificates....................     14
  Redemption of Participation Certificates..................     15
  Payment in Kind...........................................     16
  Dividends and Distributions...............................     16

TAXES.......................................................     16

FINANCIAL HIGHLIGHTS........................................     17

WHERE TO FIND MORE INFORMATION..............................     20

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     GOVERNMENT/REPO PORTFOLIO: This Portfolio is a money market fund which seeks a high level of current income and stability of principal. This Portfolio seeks an annual return at least equal to the yield on overnight repurchase agreements collateralized by U.S. Treasury obligations.

     MONEY MARKET PORTFOLIO: This Portfolio is a money market fund which seeks a high level of current income and stability of principal. This Portfolio seeks an annual return at least equal to the 91 day U.S. Treasury bill bond equivalent yield.

     SHORT-TERM PORTFOLIO: This Portfolio seeks to maximize total return consistent with the protection of principal and is not a money market fund. This Portfolio seeks an annual gross return at least equal to 105% of the blended total return of 75% of the six-month Treasury Bill and 25% of the 1-3 year Merrill Lynch Treasury Index.

PRINCIPAL INVESTMENT STRATEGIES

     GOVERNMENT/REPO PORTFOLIO: This Portfolio invests in U.S. Government obligations and repurchase agreements relating to such obligations which provide for repayment within one year after purchase. The investments in the Government/REPO Portfolio are very short-term. The average maturity of investments in this Portfolio will not exceed seven days.

     MONEY MARKET PORTFOLIO: This Portfolio invests in U.S. Government, bank and commercial obligations and repurchase agreements relating to such obligations which provide for repayment within one year after purchase. The investments in the Money Market Portfolio are also very short-term, although they may have longer maturities than investments in the Government/REPO Portfolio. The average maturity of investments in this Portfolio will not exceed 90 days.

     SHORT-TERM PORTFOLIO: This Portfolio invests in U.S. Government, bank and commercial obligations which provide for repayment within five and a quarter years after purchase. The investments in the Short-Term Portfolio are relatively short-term, although they may have longer maturities than investments in the Government/REPO Portfolio or the Money Market Portfolio. The average maturity of investments in this Portfolio will not exceed 360 days.

PRINCIPAL RISKS

     GOVERNMENT/REPO AND MONEY MARKET PORTFOLIOS: Although the Government/REPO Portfolio and the Money Market Portfolio invest in securities which their investment adviser, BlackRock Institutional Management Corporation ("BlackRock"), believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While these Portfolios seek to maintain a constant net asset value of $1.00 per participation certificate, they are subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. An investment in the Government/REPO Portfolio or the Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government/REPO Portfolio and the Money Market Portfolio each seek to preserve a net asset value of $1.00 per participation certificate, it is possible to lose money by investing in these Portfolios.

     SHORT-TERM PORTFOLIO: Although the Short-Term Portfolio invests in securities which its investment adviser, Neuberger Berman, LLC ("Neuberger"), believes are of high credit quality at the time of purchase, there is a risk that an issuer may not be able to make interest and principal payments when due. This Portfolio does not seek to maintain a constant net asset value per participation certificate, and its net asset value may rise or fall. Like the Government/REPO and Money Market Portfolios, the Short-Term Portfolio is subject to risks related to changes in prevailing interest rates. These risks are increased due to the maturities of the investments in the Short-Term Portfolio, which generally are greater than the maturities of the investments in the other Portfolios. Loss of money is a risk of investing in the Short-Term Portfolio.

PERFORMANCE INFORMATION

     The Bar Charts and Tables below show the annual return and long-term performance of the Portfolios. The Bar Chart for each Portfolio shows how the performance of the Portfolio has varied from year to year for the last ten years, or the life of the Portfolio, if shorter. The Table for each Portfolio shows that Portfolio's average annual return for one, five and ten years, or the life of the Portfolio, if shorter, and, in the case of the Short-Term Portfolio, compares the return to a broad-based market index. The Bar Charts and the Tables assume reinvestment of dividends and distributions. The past performance of the Portfolios does not necessarily indicate how they will perform in the future.

                           GOVERNMENT/REPO PORTFOLIO
              ANNUAL TOTAL RETURNS AS OF DECEMBER 31 FOR EACH YEAR
[BAR GRAPH]

DEPICITING ANNUALIZED RETURNS
1996 . . . . . 5.42
1997 . . . . . 5.57
1998 . . . . . 5.48
1999 . . . . . 5.05

     During the period shown in the Bar Chart, the highest quarterly return for the Government/REPO Portfolio was 5.67% (for the quarter ended December 31,
1997) and the lowest quarterly return was 4.82% (for the quarter ended March 31,
1999).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING                                                      LIFE OF
DECEMBER 31, 1999)                                        PAST ONE YEAR    PORTFOLIO(1)
----------------------------                              -------------    ------------
Government/REPO Portfolio.............................        5.05%           5.46%

-------------------------
(1) Since June 1, 1995 commencement of operations

     The Government/REPO Portfolio seven day average yield as of December 31, 1999 was 4.37%. You may obtain this Portfolio's current seven day yield by calling (800) 451-1188.

                             MONEY MARKET PORTFOLIO
              ANNUAL TOTAL RETURNS AS OF DECEMBER 31 FOR EACH YEAR
[BAR GRAPH]

DEPICITING ANNUALIZED RETURNS
1990 . . . . . 8.28
1991 . . . . . 6.16
1992 . . . . . 3.73
1993 . . . . . 3.07
1994 . . . . . 4.21
1995 . . . . . 5.97
1996 . . . . . 5.38
1997 . . . . . 5.51
1998 . . . . . 5.42
1999 . . . . . 5.02

     During the period shown in the Bar Chart, the highest quarterly return for the Money Market Portfolio was 8.34% (for the quarter ended June 30, 1990) and the lowest quarterly return was 3.02% (for the quarter ended June 30, 1993).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING                                    PAST       PAST
DECEMBER 31, 1999)                                       ONE YEAR    5 YEARS    10 YEARS
----------------------------                             --------    -------    --------
Money Market Portfolio...............................      5.02%      5.46%       5.27%

     The Money Market Portfolio seven day average yield as of December 31, 1999 was 5.09%. You may obtain this Portfolio's current seven day yield by calling
(800) 451-1188.

                              SHORT-TERM PORTFOLIO
              ANNUAL TOTAL RETURNS AS OF DECEMBER 31 FOR EACH YEAR
[BAR GRAPH]

DEPICITING ANNUALIZED RETURNS
1990 . . . . . 8.69
1991 . . . . . 7.95
1992 . . . . . 4.05
1993 . . . . . 3.72
1994 . . . . . 3.46
1995 . . . . . 6.92
1996 . . . . . 5.08
1997 . . . . . 5.85
1998 . . . . . 5.86
1999 . . . . . 4.33

     During the period shown in the Bar Chart, the highest quarterly return for the Short-Term Portfolio was 10.60% (for the quarter ended December 31, 1990) and the lowest quarterly return was 1.97% (for the quarter ended December 31, 1992).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING                                    PAST       PAST
DECEMBER 31, 1999)                                       ONE YEAR    5 YEARS    10 YEARS
----------------------------                             --------    -------    --------
Short-Term Portfolio.................................     4.33%      5.60%       5.60%
Salomon Six Month Treasury Bill Index................     4.80%      5.38%       5.27%

FEES AND EXPENSES

     This table describes the fees and expenses you may pay if you invest in the Portfolios. Plan Investment Fund (the "Fund") does not charge any form of sales load, redemption fee or exchange fee for any of the Portfolios.

     Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets).


                                                         GOVERNMENT/REPO    MONEY MARKET    SHORT-TERM
                                                            PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                         ---------------    ------------    ----------
Management Fees......................................         0.19%            0.18%          0.28%
Distribution (12b-1) Fees............................          None             None           None
Other Expenses.......................................         0.11%            0.09%          0.26%
                                                              -----            -----          -----
  Total Annual Portfolio Operating Expenses(1).......         0.30%            0.27%          0.54%
                                                              =====            =====          =====


-------------------------

(1) Total Annual Portfolio Operating Expenses for the year ended December 31, 1999, with fee waivers, were 0.10% of average net assets for the Government/REPO Portfolio, 0.27% of average net assets for the Money Market Portfolio and 0.30% of average net assets for the Short-Term Portfolio. The fee waiver which reduced operating expenses for the Government/REPO Portfolio for the year ended December 31, 1999 is voluntary. BlackRock expects to continue this waiver, but can terminate it upon 90 days written notice to the Fund.


EXAMPLES

     These examples are intended to help you compare the cost of investing in the Portfolios with the cost of other mutual fund investments.

     These examples assume that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your investments at the end of those periods. The examples also assume that the investments have a 5% return each year and that the respective Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                         ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
                                                         --------    -----------    ----------    ---------
Government/REPO Portfolio............................      $31          $ 97           $169         $385
Money Market Portfolio...............................      $28          $ 87           $152         $347
Short-Term Portfolio.................................      $55          $173           $304         $692

                      INVESTMENT OBJECTIVES AND STRATEGIES

THE GOVERNMENT/REPO PORTFOLIO

     The Government/REPO Portfolio is a money market fund. The investment objective of the Government/REPO Portfolio is to maximize investment income, with a minimum annual target return equal to the yield on overnight repurchase agreements collateralized by U.S. Treasury obligations, while maintaining sufficient liquidity to accommodate daily withdrawal requests on a same day basis. The Board of Trustees may change the investment objective of the Government/REPO Portfolio without approval of the holders of the participation certificates.

     The Government/REPO Portfolio invests in a broad range of government obligations and repurchase agreements relating to such obligations, having remaining maturities of one year or less, except that items of collateral securing portfolio securities which are subject to repurchase agreements may have maturities exceeding one year. At least 65% of the Government/REPO Portfolio's net assets will be invested at all times in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies, and repurchase agreements relating to such obligations. The dollar-weighted average maturity of the Government/REPO Portfolio will not exceed seven days.

     The Government/REPO Portfolio will only purchase securities that present minimal credit risks as determined by BlackRock and which either have a high quality rating (that is, one of the two highest categories) from a nationally recognized rating agency or, if unrated, are of comparable quality as determined by BlackRock.

THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio is a money market fund. The investment objective of the Money Market Portfolio is to maximize investment income, with a minimum annual target return equal to the 91 day U.S. Treasury bill bond equivalent yield, while maintaining sufficient liquidity to accommodate reasonable daily withdrawal requests on a same day basis. The Board of Trustees may change the investment objective of the Money Market Portfolio without approval of the holders of the participation certificates.

     The Money Market Portfolio invests in a broad range of government, bank and commercial obligations, having remaining maturities of one year or less, except that items of collateral securing portfolio securities which are subject to repurchase agreements may have maturities exceeding one year. The dollar-weighted average maturity of the Money Market Portfolio will not exceed 90 days.

     The Money Market Portfolio will only purchase securities that present minimal credit risks as determined by BlackRock and which either have a high quality rating (that is, one of the two highest categories) from a nationally recognized rating agency or, if unrated, are of comparable quality as determined by BlackRock.

THE SHORT-TERM PORTFOLIO

     The investment objective of the Short-Term Portfolio is to maximize total return over time, with an annual gross target return equal to 105% of the blended total return of 75% of the six-month Treasury Bill and 25% of the 1-3 year Merrill Lynch Treasury Index, while maintaining sufficient liquidity to accommodate daily redemption requests on a next day basis. The Board of Trustees may change the investment objective of the Short-Term Portfolio without approval of the holders of the participation certificates.

     The Short-Term Portfolio invests in a broad range of government, bank and commercial obligations, having remaining maturities of five and a quarter years or less, except that items of collateral securing portfolio securities which are subject to repurchase agreements may have maturities exceeding five and a quarter years. The dollar-weighted average maturity of the Short-Term Portfolio will not exceed 360 days. The Short-Term Portfolio may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase taxable dividends to holders of participation certificates of this Portfolio.

INVESTMENTS

     Set forth below are the principal investments of the Portfolios, as well as other investments which the Portfolios may make from time to time.

     All three Portfolios may:

     1. Purchase obligations issued by the U.S. Treasury. The Portfolios may also purchase obligations issued or guaranteed by agencies of the U.S. Government.

     2. Enter into repurchase agreements. Under a repurchase agreement, a Portfolio acquires an investment for a short period (usually not more than 60 days), subject to an obligation of the seller to repurchase and the Portfolio to resell the investment at an agreed price and time, which determines the yield during the holding period. The repurchase agreements are fully collateralized by U.S. Government securities.

     3. Enter into reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of portfolio securities is considered to be disadvantageous. Under a reverse repurchase agreement, a Portfolio sells an investment that it holds, subject to an obligation of the Portfolio to repurchase the investment at an agreed price and time. Proceeds of reverse repurchase agreements used to provide liquidity to meet redemption requests may equal no more than five percent of the total assets of the Portfolio. The Fund does not expect the use of reverse repurchase agreements to affect the net asset value of the Portfolios.

     The Money Market Portfolio and the Short-Term Portfolio may:

     1. Purchase bank obligations, such as certificates of deposit, bankers' acceptances, bank notes and time deposits, issued or supported by the credit of U.S. branches of U.S. banks with assets of at least $1 billion, if such obligations meet the Portfolio's maturity limitations and quality standards for corporate debt obligations.

     2. Purchase commercial paper rated (at the time of purchase) at least "A-1" by Standard & Poor's Corporation ("S&P") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's").

     3. Purchase corporate bonds and notes. The Money Market Portfolio may purchase corporate bonds and notes rated (at the time of purchase) at least "AA" by S&P or at least "Aa" by Moody's. The Short-Term Portfolio may purchase corporate bonds and notes rated (at the time of purchase) at least "A-" by S&P or at least "A-3" by Moody's.

     4. Purchase variable amount master demand notes ("VAMD Notes") issued by corporations, which are unsecured instruments that permit the indebtedness to vary and provide for periodic adjustments in the interest rate. Although such notes normally are considered illiquid and are not traded, the Fund may at any time demand payment from the issuers of the VAMD Notes, in less than seven days, of principal and accrued interest. VAMD Notes typically are not rated by credit rating agencies.

     The Portfolios do not purchase unrated instruments unless that Portfolio's investment adviser has determined the instrument to be of comparable quality to rated instruments which that Portfolio may buy.

     The Fund will:

     - seek to make investments in instruments authorized by the New York State Insurance Department provided such investments also comply with the Fund's Investment Guidelines and the Investment Company Act.

     - seek to make investments which will be permitted investments under the requirements of other applicable state insurance laws and regulations, although each investor should determine for itself the suitability under state insurance laws and regulations, of investing in the Fund.

     - maintain a high degree of portfolio liquidity at all times.

                             PRINCIPAL RISK FACTORS

     The principal risks of investing in the Fund are described above in the Risk/Return Summary. The following supplements that description.

     Interest Rate Risk. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. In the case of the Short-Term Portfolio, rising interest rates could cause the net asset value of the participation certificates to fall. While the Government/REPO and Money Market Portfolios attempt to maintain a stable net asset value of $1.00 per participation certificate, if interest rates rise rapidly, these Portfolios may not be able to prevent the net asset level from falling below $1.00 per participation certificate.

     Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by a nationally recognized rating agency are widely accepted measures of credit risk. The lower a security is rated by such a rating agency, the more credit risk it is considered to represent.

     Liquidity and Leverage Risks. Certain investment strategies employed by the Portfolios may involve additional investment risk. For example, variable and floating rate instruments may involve liquidity risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time and the price that the Fund would like. Reverse repurchase agreements and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of an investment portfolio.

                             MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- GOVERNMENT/REPO AND MONEY MARKET PORTFOLIOS

     BlackRock is the investment adviser of the Government/REPO Portfolio and the Money Market Portfolio. (BlackRock and Neuberger sometimes are referred to as the "Investment Advisers").

     BlackRock, a majority owned indirect subsidiary of PNC Bank, was organized in 1977 by the PNC Bank to perform advisory services for investment companies, and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock currently provides advisory and sub-advisory services to investment companies having assets of approximately $50 billion. PNC Bank is a subsidiary of PNC Bank Corp., a multi bank holding company.

     As Investment Adviser, BlackRock manages, and is responsible for all purchases and sales of securities of, the Government/REPO Portfolio and the Money Market Portfolio. BlackRock also acts as a servicing agent, maintains the financial accounts and records and computes the net asset value and net income for all three Portfolios of the Fund. For the services provided and expenses assumed by it with respect to the Government/REPO Portfolio, the Money Market Portfolio and the Short-Term Portfolio, BlackRock is entitled to receive a fee, computed daily and payable monthly, based on such Portfolio's average net assets.


     BlackRock may from time to time waive the fees otherwise payable to it, or it may reimburse a Portfolio for its operating expenses. Any fees waived or expenses reimbursed with respect to a particular year are not recoverable. For the year ended December 31, 1999, the Government/REPO Portfolio paid fees to BlackRock equal to 0.03% of its average net assets, and the Money Market Portfolio paid fees to BlackRock equal to 0.18% of its average net assets.


INVESTMENT ADVISER -- SHORT-TERM PORTFOLIO

     Neuberger is the investment adviser of the Short-Term Portfolio. Neuberger, a Delaware limited liability company, was founded in 1939 and its principal investment offices are located at 605 Third Avenue, New York, New York 10158. The firm, together with its affiliates and subsidiaries, currently manages approximately $50 billion of equity and fixed-income investments.

     As Investment Adviser, Neuberger manages the Short-Term Portfolio and is responsible for all purchases and sales of this Portfolio's securities. Mr. Theodore P. Giuliano and Ms. Josephine P. Mahaney have primary responsibility for the day-to-day management of the Short-Term Portfolio. Mr. Giuliano is a principal at Neuberger and has been Co-Director of the Fixed Income Group at Neuberger since 1983. Mr. Giuliano joined Neuberger in 1983. Ms. Mahaney is a Senior Portfolio Manager and has been responsible for managing short maturity portfolios since 1978. Ms. Mahaney joined Neuberger in 1976.


     For the services provided and expenses assumed by it with respect to the Short-Term Portfolio, Neuberger is entitled to receive a fee, computed daily and payable monthly, based on such Portfolio's average net assets. Neuberger may from time to time waive the fees otherwise payable to it, or it may reimburse the Short-Term Portfolio for its operating expenses. Any fees waived or expenses reimbursed with respect to a particular year are not recoverable. For the year ended December 31, 1999, the Short-Term Portfolio paid fees to Neuberger and BlackRock, in the aggregate, equal to 0.13% of its average net assets.

TRUSTEES

     The Trustees of the Fund are as follows:

    *Edward J. Baran is President and Chief Executive Officer of the Fund and Chairman of the Board, President and Chief Executive Officer of BCS Financial Services Corporation and BCS Financial Corporation.


     Howard F. Beacham III is President and Chief Operating Officer of BlueCross and BlueShield of Central New York, Inc. and Blue Cross Blue Shield of Utica-Watertown.



     Philip A. Goss is Vice President Corporate Development, Health Care Service Corporation.



     *Ronald F. King is President and Chief Executive Officer of Blue Cross and Blue Shield of Oklahoma and subsidiaries.



     James M. Mead is President and Chief Executive Officer, Capital Blue Cross.


     Mark A. Orloff is Vice President and Deputy General Counsel of the Blue Cross and Blue Shield Association.


     Jed H. Pitcher is Chairman of the Board and Chief Executive Officer of Regence BlueCross BlueShield of Utah.


     Joseph Reichard is Vice President, Treasury Services and Assistant Treasurer of Highmark, Inc.

     M. Edward Sellers is President and Chief Executive Officer of Blue Cross and Blue Shield of South Carolina.
-------------------------

* These Trustees of the Fund may be deemed "interested persons" as defined in the Investment Company Act.

                            SHAREHOLDER INFORMATION

PRICING OF PARTICIPATION CERTIFICATES

     BlackRock determines the net asset value per participation certificate of the Government/REPO Portfolio and the Money Market Portfolio for purposes of pricing purchase and redemption orders as of 12 Noon (Eastern Time) and as of 4:00 P.M. (Eastern Time). This is only done on business days on which purchase orders or redemption orders are placed for that Portfolio and there is sufficient trading in instruments held by that Portfolio so that its net asset value per participation certificate might be affected materially. A business day of the Fund is any weekday other than the holidays observed by the Fund, which currently are: New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. In computing net asset value per participation certificate, the Government/REPO Portfolio and the Money Market Portfolio use the amortized cost method of valuation and normally maintain a constant net asset value of $1.00 per participation certificate.

     BlackRock determines the net asset value per participation certificate of the Short-Term Portfolio for purposes of pricing purchase and redemption orders as of 4:00 P.M. (Eastern Time). This is only done on business days on which purchase orders or redemption orders are placed for that Portfolio and there is sufficient trading in investments held by that Portfolio so that its net asset value per participation certificate might be affected materially. The Short-Term Portfolio values assets based on their market price or on their fair value as determined by the Fund's Board of Trustees.


     ON ANY BUSINESS DAY WHEN THE BOND MARKET ASSOCIATION("BMA") RECOMMENDS THAT THE SECURITIES MARKETS CLOSE EARLY, THE FUND RESERVES THE RIGHT TO CLOSE AT OR PRIOR TO THE BMA RECOMMENDED CLOSING TIME. IF THE FUND DOES SO, IT WILL CEASE GRANTING SAME BUSINESS DAY CREDIT FOR PURCHASE AND REDEMPTION ORDERS RECEIVED AFTER THE FUND'S CLOSING TIME AND CREDIT WILL BE GRANTED ON THE NEXT BUSINESS DAY.


PURCHASE OF PARTICIPATION CERTIFICATES

     The Fund, acting as its own distributor without the services of an underwriter, sells participation certificates of each Portfolio without a sales charge, at the net asset value per participation certificate next determined after receipt of a purchase order by PFPC. Investors may open an account with the Fund by completing, and submitting to BCS, an application form which may be obtained by telephoning (collect) (312) 951-7700; the form requests information from the investor required to enable PFPC to open an account for such investor. After the application form has been approved by BCS and forwarded to PFPC, an investor may place purchase orders for participation certificates on any business day directly with PFPC, the transfer agent for the Fund. Orders may be transmitted by telephoning (800) 821-9771 and indicating the amount and the Portfolio of the participation certificates desired.

     Government/REPO Portfolio and Money Market Portfolio. Purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if PNC Bank, as agent for the custodian, PFPC Trust Company, receives Federal funds by 4:00 P.M. (Eastern Time). In addition, purchase orders for the Government/REPO Portfolio and the Money Market Portfolio which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern
Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern
Time) that day if PNC Bank receives Federal funds by 4:00 P.M. (Eastern Time). Orders received after 3:00 P.M. (Eastern Time), and orders for which payment has not been received by PNC Bank by 4:00 P.M. (Eastern Time), will not be accepted and notice will be given to the investor placing the order.

     Short-Term Portfolio. Purchase orders for the Short-Term Portfolio received before 4:00 P.M. (Eastern Time) will be priced at the net asset value determined on that day and will be executed as of the beginning of business on the following business day if PNC Bank receives payment by 4:00 P.M. (Eastern Time) on the day the order is executed. Orders received at other times, and orders for which PNC Bank has not received payment by 4:00 P.M. (Eastern Time) on the day the order is to be executed, will not be accepted and notice will be given to the investor placing the order.

     Investors must pay for participation certificates of each Portfolio in Federal funds or other funds immediately available to PNC Bank. The Government/REPO Portfolio has a $1 million minimum initial and subsequent investment requirement, but the Fund may waive these minimums from time to time in its discretion. The Money Market Portfolio and the Short-Term Portfolio do not have minimum initial or subsequent investment requirements. Payment for orders which are not received or accepted by PFPC will be returned after prompt inquiry to the sending investor. Each Portfolio may in its discretion reject any orders for purchase of participation certificates. Unless the purchaser designates a specific Portfolio, all purchases automatically will be made in the Money Market Portfolio.

REDEMPTION OF PARTICIPATION CERTIFICATES

     Investors must transmit redemption orders to PFPC by telephone in the manner described under "Purchase of Participation Certificates." The Fund will redeem participation certificates at the net asset value per participation certificate next determined after receipt of the redemption order. Investors should note the differences between the Portfolios in terms of when net asset values of the participation certificates are determined and when dividends are earned.

     Government/REPO Portfolio and Money Market Portfolio. The Fund will pay for redeemed participation certificates for which a redemption order is received by PFPC on a business day before 3:00 P.M. (Eastern Time) in Federal funds wired to the redeeming investor's account on the same business day. The Fund will pay for other redemption orders which are received on a business day (or on a day when PNC Bank is closed) in Federal funds wired on the next business day following redemption that PNC Bank is open for business. An investor receives no dividend for the day on which participation certificates are redeemed; therefore, investors that do not place redemption orders by the times indicated may wish to wait until the morning of the following business day to do so.

     Short-Term Portfolio. A redemption request with respect to the Short-Term Portfolio which is received by PFPC prior to 4:00 P.M. (Eastern Time) on a business day will be priced at the net asset value determined as of 4:00 P.M. (Eastern Time) on that day and will be executed on the following business day. The Fund will wire proceeds of such redemption on the day the redemption order is executed. Investors receive dividends through, and including, the day before the redemption order is executed.

     The Fund may suspend the right to redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its participation certificates) for the periods permitted under the Investment Company Act.

     Further Information Regarding the Portfolios. Investors may in effect transfer all or part of their investments from one Portfolio to another by placing simultaneous redemption and purchase orders. These orders will be executed in sequence in accordance with the procedures discussed above.

     If any investor ceases to be a member or licensee of the Blue Cross and Blue Shield Association or a related organization (a "BCBS Investor"), the Fund may redeem the participation certificates held by such investor, without the investor's consent.

PAYMENT IN KIND

     Investors may request that redemption order proceeds consist of securities held by the Portfolio in lieu of cash. Prior to placing a payment in kind redemption order, an investor must provide PFPC with written instructions identifying the custodial account to receive the securities to be distributed. The securities to be distributed shall represent a pro rata share of each security held in the Portfolio, in accordance with Rule 17a-5 under the Investment Company Act. Under guidelines established by the Board of Trustees, the Investment Advisers shall have the authority to make adjustments to the mix of securities to establish round lots that are more easily traded; however, these adjustments may not materially change the maturity, quality and liquidity characteristics of the remaining Portfolio.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property.

DIVIDENDS AND DISTRIBUTIONS

     Investors in the Portfolios are entitled to dividends and distributions arising only from the net income and capital gains, if any, earned on investments held by that Portfolio. Each Portfolio declares net income daily as a dividend to participation certificate holders of record at the close of business on the date of declaration. The Fund pays dividends monthly. Dividends will be reinvested in additional participation certificates or, if the investor so elects by checking the appropriate box on the application form, will be transmitted to such investor by wire within five business days after the end of the month (or within five business days after a redemption of all of the investor's participation certificates). Distributions of realized net capital gains of the Short-Term Portfolio, if any, are declared and paid once each year and may be reinvested in additional participation certificates or, at the option of the investor, paid in cash. The Government/REPO Portfolio and the Money Market Portfolio do not expect to realize net long-term capital gains.

                                     TAXES

     As long as each Portfolio meets the requirements for being a regulated investment company, it pays no federal income tax on the earnings it distributes to holders of participation certificates. The Portfolios met these requirements in the last taxable year, and intend to qualify in future years.

     Dividends you receive from the Fund, whether reinvested or taken as cash, are generally taxable. Dividends from long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. The Fund expects that substantially all of the dividends from the Fund will be taxable as ordinary income.

     PFPC, as transfer agent, will send each holder of participation certificates or its authorized representative an annual statement designating the amount, if any, of dividends and distributions made during each year and their federal tax treatment.

     Dividends declared in December of any year, and payable to holders of record on a specified date in December, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     The foregoing discussion is only a brief summary of some of the federal tax considerations generally affecting the Portfolios and holders of participation certificates. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or holders of participation certificates, and this discussion is not intended as a substitute for careful tax planning. Investors in the Portfolios should consult their tax advisors concerning their own tax situation.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the financial performance of the Portfolios, for the past 5 years, or in the case of the Government/REPO Portfolio, for the period of its existence. Certain information reflects financial results for a single participation certificate. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

                           GOVERNMENT/REPO PORTFOLIO

     The table below sets forth selected financial data for a participation certificate outstanding throughout each period presented.


                                                             PERIOD ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                1999        1998        1997        1996      1995(1)
                                                ----        ----        ----        ----      -------
Net Asset Value, Beginning of Period......    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.....................        .049        .054        .054        .053        .034
Net Gains or Losses on Securities (both
  realized and unrealized)................           0           0           0           0           0
                                              --------    --------    --------    --------    --------
Total from Investment Operations..........        .049        .054        .054        .053        .034
                                              --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends (from net investment income)....       (.049)      (.054)      (.054)      (.053)      (.034)
Distributions (from capital gains)........           0           0           0           0           0
                                              --------    --------    --------    --------    --------
Total Distributions.......................       (.049)      (.054)      (.054)      (.053)      (.034)
                                              --------    --------    --------    --------    --------
Net Asset Value, End of Period............    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              ========    ========    ========    ========    ========
Total Return..............................        5.05%       5.48%       5.57%       5.42%       5.99%(2)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).........    $102,873    $124,686    $199,238    $156,382    $119,080
Ratio of Expenses to Average Net
  Assets(3)...............................         .10%        .10%        .10%        .10%        .10%(2)
Ratio of Net Investment Income to Average
  Net Assets..............................        4.98%       5.36%       5.44%       5.29%       5.78%(2)


-------------------------
(1) From June 1, 1995 commencement of operations.

(2) Annualized.


(3) Without the waiver of a portion of the advisory and administration fees, the ratio of expenses to average daily net assets for Government/REPO Portfolio participation certificates would have been .30% for the year ended December 31, 1999, .28% for the year ended December 31, 1998, .29% for the year ended December 31, 1997, .29% for the year ended December 31, 1996 and .30% for the period ended December 31, 1995.

                             MONEY MARKET PORTFOLIO

     The table below sets forth selected financial data for a participation certificate outstanding throughout each year presented.


                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                1999        1998        1997        1996        1995
                                                ----        ----        ----        ----        ----
Net Asset Value, Beginning of Period......    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.....................        .049        .053        .054        .052        .058
Net Gains or Losses on Securities (both
  realized and unrealized)................           0           0           0           0           0
                                              --------    --------    --------    --------    --------
Total from Investment Operations..........        .049        .053        0.54        .052        .058
                                              --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:
Dividends (from net investment income)....       (.049)      (.053)      (.054)      (.052)      (.058)
Distributions (from capital gains)........           0           0           0           0           0
                                              --------    --------    --------    --------    --------
Total Distributions.......................       (.049)      (0.53)      (.054)      (.052)      (.058)
                                              --------    --------    --------    --------    --------
Net Asset Value, End of Period............    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              ========    ========    ========    ========    ========
Total Return..............................        5.02%       5.42%       5.51%       5.38%       5.97%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's).........    $426,020    $488,124    $414,625    $524,872    $584,976
Ratio of Expenses to Average Net
  Assets(1)...............................         .27%        .26%        .25%        .23%        .24%
Ratio of Net Investment Income to Average
  Net Assets..............................        4.90%       5.28%       5.38%       5.24%       5.82%


-------------------------

(1) Without the waiver of a portion of the advisory and administration fees, the ratio of expenses to average daily net assets for Money Market Portfolio participation certificates would have been .27% for the year ended December 31, 1999, .26% for the year ended December 31, 1998, .25% for the year ended December 31, 1997, .24% for the year ended December 31, 1996 and .25% for the year ended December 31, 1995

                              SHORT-TERM PORTFOLIO

     The table below sets forth selected financial data for a participation certificate outstanding throughout each year presented.


                                                                 YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------
                                                    1999       1998       1997       1996       1995
                                                    ----       ----       ----       ----       ----
Net Asset Value, Beginning of Period...........    $ 10.00    $  9.97    $  9.95    $ 10.00    $  9.93
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..........................       .502       .540       .547       .542       .599
Net Gains or Losses on Securities (both
  realized and unrealized).....................      (.080)      .030       .020      (.050)      0.70
                                                   -------    -------    -------    -------    -------
Total from Investment Operations...............       .422       .570       .567       .492       .669
                                                   -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends (from net investment income).........      (.502)     (.540)     (.547)     (.542)     (.599)
Distributions (from capital gains).............          0          0          0          0          0
                                                   -------    -------    -------    -------    -------
Total Distributions............................      (.502)     (.540)     (.547)     (.542)     (.599)
                                                   -------    -------    -------    -------    -------
Net Asset Value, End of Period.................    $  9.92    $ 10.00    $  9.97    $  9.95    $ 10.00
                                                   =======    =======    =======    =======    =======
Total Return...................................       4.33%      5.86%      5.85%      5.08%      6.92%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)..............    $32,941    $48,667    $46,405    $69,940    $63,922
Ratio of Expenses to Average Net Assets(1).....        .30%       .30%       .30%       .30%       .30%
Ratio of Net Investment Income to Average Net
  Assets.......................................       5.01%      5.42%      5.47%      5.43%      6.00%
Portfolio Turnover Rate(2).....................      106.6%      10.2%      79.2%     119.0%      64.8%


-------------------------

(1) Without the waiver of a portion of the advisory, administration and service agent fees, the ratio of expenses to average daily net assets for Short-Term Portfolio participation certificates would have been .54% for the year ended December 31, 1999, .59% for the year ended December 31, 1998, .57% for the year ended December 31, 1997, .48% for the year ended December 31, 1996 and .43% for the year ended December 31, 1995.


(2) Excludes security purchases with a maturity of less than one year.

                         WHERE TO FIND MORE INFORMATION

     The Statement of Additional Information (the "SAI") includes additional information about the Fund. The SAI is incorporated by reference into and is legally part of this Prospectus. The Annual and Semi-Annual Reports provide additional information about the Fund. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the performance of the Portfolios during the last year.

     Investors can get free copies of the above-named documents, and make shareholder inquiries, by calling BCS (collect) at (312) 951-7700.

     Information about the Fund (including the Fund's SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

                     The Fund's SEC File No. is 811-04379.
                                       20